SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2000




                              AAI.FOSTERGRANT, INC.
             (Exact Name of Registrant as Specified in Its Charter)

=================================== =========================================
          Rhode Island                      05-0419304
=================================== =========================================
  (State or Other Jurisdiction of           (IRS Employer
   Incorporation or Organization)          Identification No.)
=================================== =========================================

     500 George Washington Highway, Smithfield RI      02917
     --------------------------------------------      -----
      (Address of Principal Executive Offices)       (Zip Code)

                                 (401) 231-3800
                                 --------------
                (Issuer's Telephone Number, Including Area Code)




Item 5.  Other Events
-------  ------------

     On February 1, 2000, John Ranelli was elected President and Chief Executive Officer of the Company. Mr. Ranelli joined the Company in September 1999 as President and Chief Operating Officer. Gerald F. Cerce will remain as Chairman of the Board of Directors of the Company.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(a)      Press Release issued on February 1, 2000


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AAi.FOSTERGRANT, Inc.
                                                ---------------------
                                                    (Registrant)



Date: February 2, 2000                          By: /s/John Ranelli
                                                    -----------------------
                                                John Ranelli, President and CEO




                                    Exhibit A

                                  PRESS RELEASE

                   AAi.FosterGrant, INC. ANNOUNCES ELECTION OF
                           NEW CHIEF EXECUTIVE OFFICER

         Smithfield, Rhode Island (February 1, 2000) AAi.FosterGrant, Inc. today announced that as part of its ongoing management restructuring, John Ranelli has been elected as President and Chief Executive Officer of the Company. Mr. Ranelli joined the Company in September of 1999. In announcing the change, Gerald F. Cerce, Chairman, stated "I am pleased that John has agreed, at my request, to take on the role of Chief Executive Officer. As a result, I will be able to concentrate on the Company's overall strategic direction and to work more closely with our customers without having to be burdened by the day-to-day responsibilities of operating the Company." Mr. Ranelli stated "I am delighted to have the opportunity to become the Chief Executive Officer of AAi.FosterGrant, Inc. I believe the steps Jerry and I have taken over the last several months position the Company for an improvement in its overall financial performance. Freeing up Jerry's time to concentrate on our future strategic direction will be a great advantage to us as we go forward."
         This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include the risks set forth in the Company's Form 10-K filed with the SEC on April 2, 1999.
         AAi.FosterGrant, Inc., is a value-added distributor of optical products, costume jewelry, watches, clocks and other accessories to mass merchandisers, variety stores, chain drug stores and supermarkets in North America and the United Kingdom. The Company sells its products in over 30,000 retail locations under its own brand names such as Foster Grant(R) as well as customers' private labels.
         AAi.FosterGrant, Inc. is headquartered in Smithfield, Rhode Island with offices in New York City, New York; Bentonville, Arkansas; Toronto, Canada and Newcastle Under Lyme Staffordshire, United Kingdom. Foster Grant is a registered trademark of AAi.FosterGrant, Inc.

CONTACT: Gerald F. Cerce
                  (401) 231-3800